Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO THE

CREDIT AGREEMENT

Dated as of May 3, 2006

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P. (the “Borrower”); Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as syndication agent (the “Syndication Agent”), Bank of America, N.A., KeyBank National Association and Royal Bank of Canada (the “Co-Documentation Agents”), and Citigroup Global Markets Inc. and Merrill Lynch (the “Arrangers”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Borrower party thereto, the Lenders Party thereto (the “Existing Lenders”), the other Lender Parties, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement dated as of November 3, 2004 (as amended prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Each Person named as a Lender on the signature pages of this Amendment not previously named as a Lender under the Credit Agreement (each, a “New Lender”) has agreed to become a party to the Credit Agreement (as amended hereby) as a Lender, on the terms and subject to the conditions set forth in this Amendment and the Credit Agreement, as amended hereby.

(3) The Borrower and the Existing Lenders have agreed to amend the Credit Agreement, including for the purpose of including each New Lender as a Lender thereunder, on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 4 below), hereby amended as follows:

(a) The cover page of the Credit Agreement is hereby amended by deleting the words “FRONTING BANK” after the words “INITIAL ISSUING BANK” thereon.

(b) The preamble to the Credit Agreement is hereby amended by deleting the words “the Fronting Bank (as hereinafter defined),” immediately before the words “the Swing Line Bank” therein.

(c) Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions set forth therein:

“Fronting Advance”, “Fronting Bank”, “Fronting Commitment”, “Fronting Event”, “Fronting Facility”, “Fronting Fee”, “Non-Qualified Lender”, “Other

Lender”, “Qualified Lender”, “Reduced Borrowing”, “Requested Borrowing” and “Sharing Event”.

(d) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical order:

“Amendment No. 3 Effective Date” means the date on which all of the conditions to effectiveness of Amendment No. 3 to the Credit Agreement dated as of May 3, 2006 have been satisfied.

“Excess Canada Value” shall have the meaning specified in the definition of “Total Unencumbered Asset Value”.

“Maxtor Property” means, collectively, the properties known as the “Maxtor Manufacturing Facility” located at 47700 Kato Road and 1055 Page Avenue, Fremont, California 94538.

“Multicurrency Revolving Credit Advance” has the meaning specified in Section 2.01(a)(ii).

“Multicurrency Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Multicurrency Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Assumption Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Multicurrency Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Multicurrency Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Multicurrency Revolving Credit Commitments at such time.

“Multicurrency Revolving Lender” means any Person that is a Lender hereunder in respect of the Multicurrency Revolving Credit Facility in its capacity as a Lender in respect of such Facility.

“Purchasing Lender” has the meaning specified in Section 2.18(e).

“Selling Lender” has the meaning specified in Section 2.18(e).

“Telco/Internet Gateway Property” means, collectively, the properties known as the “Data Center: Telco and Internet Gateway Facility” located at 113 North Meyers Street and 125 North Meyers Street, Charlotte, North Carolina 28202.

“Unused Multicurrency Revolving Credit Commitment” means, with respect to any Lender with a Multicurrency Revolving Credit Commitment at any time, (a) such Lender’s Multicurrency Revolving Credit Commitment at such time minus (b) the aggregate principal amount (denominated in Dollars (including, if applicable, the Dollar Equivalent of any amounts that are not Dollar denominated)) of all Multicurrency Revolving Credit Advances made by such Lender and outstanding at such time.

“Unused U.S. Dollar Revolving Credit Commitment” means, with respect to any Lender with a U.S. Dollar Revolving Credit Commitment at any time, (a) such Lender’s U.S. Dollar Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all U.S. Dollar Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s U.S. Dollar Revolving Credit Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

“U.S. Dollar Lender Party” means any U.S. Dollar Revolving Lender, the Swing Line Bank or any Issuing Bank.

“U.S. Dollar Revolving Credit Advance” has the meaning specified in Section 2.01(a)(i).

“U.S. Dollar Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “U.S. Dollar Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Assumption Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “U.S. Dollar Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or increased pursuant to Section 2.18.

“U.S. Dollar Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ U.S. Dollar Revolving Credit Commitments at such time.

“U.S. Dollar Revolving Lender” means any Person that is a Lender hereunder in respect of the U.S. Dollar Revolving Credit Facility in its capacity as a Lender in respect of such Facility.

“U.S. Dollar Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s U.S. Dollar Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s U.S. Dollar Revolving Credit Commitment as in effect immediately prior to such termination) and the denominator of which is the U.S. Dollar Revolving Credit Facility at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the U.S. Dollar Revolving Credit Facility as in effect immediately prior to such termination).

(e) Section 1.01 of the Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety to read as follows:

“Advance” means a U.S. Dollar Revolving Credit Advance, a Multicurrency Revolving Credit Advance, a Swing Line Advance or a Letter of Credit Advance.

“Commitment” means a U.S. Dollar Revolving Credit Commitment, a Multicurrency Revolving Credit Commitment, a Swing Line Commitment or a Letter of Credit Commitment.

“Facility” means the U.S. Dollar Revolving Credit Facility, the Multicurrency Revolving Credit Facility, the Swing Line Facility or the Letter of Credit Facility.

“Lender Party” means any Lender, the Swing Line Bank or any Issuing Bank.

“Letter of Credit Advance” means an advance made by any Issuing Bank or any Lender pursuant to Section 2.03(c).

“Required Lenders” means, at any time, Lenders owed or holding greater than 50% of the sum of (a) the aggregate principal amount (expressed in Dollars and including the Equivalent in Dollars at such time of any amounts denominated in a Committed Foreign Currency) of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the U.S. Dollar Revolving Lenders ratably in accordance with their respective U.S. Dollar Revolving Credit Commitments.

“Revolving Credit Advance” means a U.S. Dollar Revolving Credit Advance or a Multicurrency Revolving Credit Advance.

“Revolving Credit Commitment” means, with respect to any Lender, the sum of such Lender’s Multicurrency Revolving Credit Commitment and such Lender’s U.S. Dollar Revolving Credit Commitment and “Revolving Credit Commitments” means the aggregate principal amount of the Revolving Credit Commitments of all the Lenders, the maximum amount of which shall be $350,000,000, as increased from time to time pursuant to Section 2.18 or as reduced from time to time pursuant to Section 2.05.

“Swing Line Advance” means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(c) or (b) any Lender pursuant to Section 2.02(b).

“Termination Date” means the earlier of (a) October 31, 2008, subject to any extension thereof pursuant to Section 2.16, and (b) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Commitment pursuant to Section 2.05 or 6.01.

“Total Unencumbered Asset Value” means an amount equal to the sum of the Unencumbered Asset Values of all Unencumbered Assets; provided, however, that, if at any time (a) there shall be fewer than three Unencumbered Assets, (b) the sum of the Unencumbered Asset Values of all Unencumbered Assets shall not be equal to or greater than $115,000,000 or (c) the weighted average occupancy of all Unencumbered Assets shall not be greater than or equal to 85%, “Total Unencumbered Asset Value” shall be $0; and provided further that if the sum of the Unencumbered Asset Values of all Unencumbered Assets located in Canada shall exceed 15% of the Total Unencumbered Asset Value, then Total Unencumbered Asset Value shall be reduced by the amount of such excess (“Excess Canada Value”) other than for purposes of calculating compliance with the financial covenant set forth in Section 5.04(b)(i), with respect to which such reduction shall not apply.

“Unencumbered Asset Conditions” means, with respect to any Proposed Unencumbered Asset, that such Proposed Unencumbered Asset (a) is an Office Asset located in the United States of America or Canada, (b) is owned in fee simple absolute or subject to a Qualifying Ground Lease, (c) [intentionally omitted], (d) is income-producing, and, unless the Total Unencumbered Asset Value as of the applicable date of determination is at least $1,000,000,000, is at least 70% occupied and not more than 30% of which is under development or redevelopment, (e) is free of all structural defects or material architectural deficiencies, title defects, environmental conditions or other matters (including a casualty event or condemnation) that would have a material adverse affect on the value, use or ability to sell or refinance such Asset, (f) is operated by a property manager reasonably acceptable to the Administrative Agent, (g) is not subject to mezzanine Debt financing, (h) is not subject to any Lien (other than Permitted Liens) or any Negative Pledge, (i) to the extent owned by a Loan Party that is a Subsidiary of the Borrower, none of the Borrower’s direct or indirect Equity Interests in such Subsidiary owner is subject to any Lien (other than Permitted Liens) or any Negative Pledge, (j) is an Asset with respect to which the Borrower directly, or indirectly through such Subsidiary owner, has the right to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Asset as security for the Obligations of the Loan Parties under or in respect of the Loan Documents, and (ii) to sell, transfer or otherwise dispose of such Asset, and (k) is owned directly by the Borrower or a Guarantor.

“Unencumbered Asset Value” means, at any date of determination, for any Unencumbered Asset, the Adjusted Net Operating Income thereof divided by 9.0%; provided, however, that in the case of any Unencumbered Asset acquired after the Amendment No. 2 Effective Date, Unencumbered Asset Value shall not exceed, during the first 12 months following the date of such acquisition, the acquisition price thereof; provided further that to the extent the limitation in the immediately preceding proviso shall apply, an upward adjustment shall be made to such acquisition price (in the reasonable discretion of the Administrative Agent) to account for Tenancy Leases entered into in respect of such Unencumbered Asset after the acquisition date.

“Unused Revolving Credit Commitment” means, with respect to any Lender at any time, the sum of (a) such Lender’s Unused U.S. Dollar Revolving Credit Commitment at such time and (b) such Lender’s Unused Multicurrency Revolving Credit Commitment at such time.

(f) The definition of “Debt for Borrowed Money” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “(i) four (4) times (ii)” in each of clauses (a) and (b) thereof.

(g) Section 2.01(a) of the Credit Agreement is hereby amended and restated to read as follows:

“(a)(i) The U.S. Revolving Credit Advances. Each Lender with a U.S. Dollar Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “U.S. Dollar Revolving Credit Advance”) in Dollars to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such U.S. Dollar Revolving Credit Advance not to exceed such Lender’s Unused U.S. Dollar Revolving Credit Commitment at such time. Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of U.S. Dollar Revolving Credit Advances in Dollars of the same Type made simultaneously by the Lenders with U.S. Dollar Revolving Credit Commitments ratably according to their U.S. Dollar Revolving Credit Commitments. Within the limits of each Lender’s Unused U.S. Dollar Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the Borrower may borrow under this Section 2.01(a)(i), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(i).

(ii) The Multicurrency Revolving Credit Advances. Each Lender with a Multicurrency Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “Multicurrency Revolving Credit Advance”) in Dollars or in a Committed Foreign Currency to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date (A) in an amount for each such Multicurrency Revolving Credit Advance not to exceed such Lender’s Unused Multicurrency Revolving Credit Commitment at such time, and (B) for all such Multicurrency Revolving Credit Advances denominated in a Committed Foreign Currency, in an aggregate amount at any time outstanding not to exceed the Equivalent of $150,000,000 in such Committed Foreign Currencies. Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of Multicurrency Revolving Credit Advances of the same Type and in the same currency made simultaneously by the Lenders with Multicurrency Revolving Credit Commitments ratably according to their Multicurrency Revolving Credit Commitments. Within the limits of each Lender’s Unused Multicurrency Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the Borrower may borrow under this Section 2.01(a)(ii), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(ii).”

(h) Section 2.01(b) of the Credit Agreement is hereby amended by deleting the words “Unused Revolving Credit Commitments” in clause (iii) of the first sentence thereof and substituting therefor the words “Unused U.S. Dollar Revolving Credit Commitments”.

(i) Section 2.01(c) of the Credit Agreement is hereby amended by deleting the words “Unused Revolving Credit Commitments” in clause (ii) of the first sentence thereof and substituting therefor the words “Unused U.S. Dollar Revolving Credit Commitments”.

(j) Section 2.02(a) of the Credit Agreement is hereby amended and restated to read as follows:

“(a) Except as otherwise provided in Section 2.03, each Borrowing shall be made on notice, given not later than (x) 1:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurocurrency Rate Advances denominated in Dollars, (y) 3:00 P.M. (London time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Revolving Credit Borrowing consisting of Eurocurrency Rate Advances denominated in any Committed Foreign Currency, or (z) 12:00 P.M. (New York City

time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent (and, in the case of a Borrowing consisting of Eurocurrency Rate Advances denominated in any Committed Foreign Currency, simultaneously to the Sub-Agent), which shall give to each relevant Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, or telex or telecopier or e-mail, in each case in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is requested, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing (v) in the case of a Borrowing consisting of Eurocurrency Rate Advances, initial Interest Period for each such Advance, and (vi) in the case of a Borrowing consisting of Multicurrency Revolving Credit Advances, currency of such Advances. Each Lender with a Commitment in respect of the applicable Facility shall, before 1:00 P.M. (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Advances denominated in Dollars, and before 3:00 P.M. (London time) on the date of such Borrowing in the case of a Borrowing consisting of Eurocurrency Advances denominated in any Committed Foreign Currency, make available for the account of its Applicable Lending Office to the Administrative Agent at the applicable Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders in respect of the applicable Facility. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account; provided, however, that in the case of any Borrowing under the U.S. Dollar Revolving Credit Facility, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances made by the Swing Line Bank or any Issuing Bank, as the case may be, and by any other Lender and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank or such Issuing Bank, as the case may be, and such other Lenders for repayment of such Swing Line Advances and Letter of Credit Advances.”

(k) Section 2.02(b) of the Credit Agreement is hereby amended and restated to read as follows:

“(b) Each Swing Line Borrowing shall be made on notice, given not later than 1:00 P.M. (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent. Each such notice of a Swing Line Borrowing (a “Notice of Swing Line Borrowing”) shall be by telephone, confirmed immediately in writing or by telecopier or e-mail, in each case specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the earlier of (A) the seventh day after the requested date of such Borrowing and (B) the Termination Date). The Swing Line Bank shall, before 2:00 P.M. (New York City time) on the date of such Swing Line Borrowing, make the amount thereof available to the Administrative Agent at the Administrative Agent’s Account, in same day funds. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account. Upon written demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent, each other U.S. Dollar

Revolving Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other U.S. Dollar Revolving Lender, such other U.S. Dollar Revolving Lender’s U.S. Dollar Revolving Credit Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Swing Line Bank, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such U.S. Dollar Revolving Lender. The Borrower hereby agrees to each such sale and assignment. Each U.S. Dollar Revolving Lender agrees to purchase its U.S. Dollar Revolving Credit Pro Rata Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank, provided that notice of such demand is given not later than 1:00 P.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other U.S. Dollar Revolving Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other U.S. Dollar Revolving Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any U.S. Dollar Revolving Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such U.S. Dollar Revolving Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such U.S. Dollar Revolving Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such U.S. Dollar Revolving Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.”

(l) Section 2.02(c) of the Credit Agreement is hereby amended by deleting therefrom the words “seven (7) separate Borrowings” and substituting therefor the words “twelve (12) separate Borrowings”.

(m) Section 2.03(c) of the Credit Agreement is hereby amended and restated to read as follows:

“(c) Drawing and Reimbursement. The payment by any Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon written demand by any Issuing Bank with an outstanding Letter of Credit Advance, with a copy of such demand to the Administrative Agent, each U.S. Dollar Revolving Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such U.S. Dollar Revolving Lender, such Lender’s U.S. Dollar Revolving Credit Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such U.S. Dollar Revolving Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to such Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each U.S. Dollar Revolving Lender agrees to purchase its U.S. Dollar Revolving Credit Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank which made such Advance, provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day, or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an Issuing Bank to any U.S. Dollar Revolving Lender of a portion of a Letter of Credit Advance, such Issuing Bank represents and warrants to such other U.S. Dollar Revolving Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any U.S. Dollar Revolving Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such U.S. Dollar Revolving Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such U.S. Dollar Revolving Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.”

(n) Section 2.03A of the Credit Agreement is hereby deleted in its entirety.

(o) Section 2.05(b) of the Credit Agreement is hereby amended and restated to read as follows:

“(b) Mandatory. (i) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the U.S. Dollar Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the U.S. Dollar Revolving Credit Facility after giving effect to such reduction of the U.S. Dollar Revolving Credit Facility.

(ii) The Swing Line Facility shall be permanently reduced from time to time on the date of each reduction in the U.S. Dollar Revolving Credit Facility by the amount, if any, by which the amount of the Swing Line Facility exceeds the U.S. Dollar Revolving Credit Facility after giving effect to such reduction of the U.S. Dollar Revolving Credit Facility.”

(p) Section 2.06(b) of the Credit Agreement is hereby amended by restating the first sentence of clause (v) thereof to read as follows:

“(v) Prepayments of the Revolving Credit Facility made pursuant to clauses (i), (ii), (iii) and (iv) above shall be applied first to prepay Letter of Credit Advances then outstanding until such Advances are paid in full, second to prepay Swing Line Advances then outstanding until such Advances are paid in full, third to prepay Revolving Credit

Advances then outstanding (on a pro rata basis in respect of all Lenders) until such Advances are paid in full and fourth deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding to the extent required under the foregoing clauses.”

(q) Section 2.08 of the Credit Agreement is hereby amended by deleting subsection (e) thereto in its entirety.

(r) Section 2.09(b)(iii) of the Credit Agreement is hereby amended and restated to read as follows:

“(iii) Upon the occurrence and during the continuance of any Event of Default, (x) each Base Rate Advance denominated in any Committed Foreign Currency will automatically, on the date of such Event of Default, be exchanged for an Equivalent amount of Dollars, (y) each Eurocurrency Rate Advance will automatically, on the last day of the then existing Interest Period therefor, (1) if such Eurocurrency Rate Advance is denominated in Dollars, be Converted into a Base Rate Advance and (2) if such Eurocurrency Rate Advance is denominated in any Committed Foreign Currency, be exchanged for an Equivalent amount of Dollars and be Converted into a Base Rate Advance and (z) the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended.”

(s) Section 2.13 of the Credit Agreement is hereby amended and restated to read as follows:

“SECTION 2.13. Sharing of Payments, Etc. (a) Sharing Within U.S. Dollar Revolving Credit Facility. If any U.S. Dollar Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such U.S. Dollar Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such U.S. Dollar Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all U.S. Dollar Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all U.S. Dollar Lender Parties hereunder and under the Notes at such time obtained by all the U.S. Dollar Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such U.S. Dollar Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such U.S. Dollar Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all U.S. Dollar Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all U.S. Dollar Lender Parties hereunder and under the Notes at such time obtained by all of the U.S. Dollar Lender Parties at such time, such U.S. Dollar Lender Party shall forthwith purchase from the other U.S. Dollar Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing U.S. Dollar Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing U.S. Dollar Lender Party, such purchase from each other U.S. Dollar Lender Party shall be rescinded and such other U.S. Dollar Lender Party shall repay to the purchasing U.S. Dollar Lender Party the purchase price to the extent of such U.S. Dollar Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such U.S. Dollar Lender Party to (ii) the aggregate purchase price paid to all U.S. Dollar Lender Parties) of such recovery together with an amount equal to such U.S. Dollar Lender Party’s ratable share (according to the proportion of (i) the amount of such other U.S. Dollar Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing U.S. Dollar Lender Party) of any interest or other amount paid or payable by the purchasing U.S. Dollar Lender Party in respect of the total amount so recovered. The Borrower agrees that any U.S. Dollar Lender Party so purchasing an interest or participating interest from another U.S. Dollar Lender Party pursuant to this Section 2.13(a) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such U.S. Dollar Lender Party were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.

(b) Sharing Within Multicurrency Revolving Credit Facility. If any Multicurrency Revolving Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such Multicurrency Revolving Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Multicurrency Revolving Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all U.S. Dollar Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all U.S. Dollar Lender Parties hereunder and under the Notes at such time obtained by all the U.S. Dollar Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Multicurrency Revolving Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Multicurrency Revolving Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all U.S. Dollar Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all U.S. Dollar Lender Parties hereunder and under the Notes at such time obtained by all of the U.S. Dollar Lender Parties at such time, such Multicurrency Revolving Lender shall forthwith purchase from the other U.S. Dollar Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Multicurrency Revolving Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Multicurrency Revolving Lender, such purchase from each other Multicurrency Revolving Lender shall be rescinded and such other Multicurrency Revolving Lender shall repay to the purchasing Multicurrency Revolving Lender the purchase price to the extent of such Multicurrency Revolving Lender’s ratable share (according to the proportion of (i) the purchase price paid to such Multicurrency Revolving Lender to (ii) the aggregate purchase price paid to all U.S. Dollar Lender Parties) of such recovery together with an amount equal to such Multicurrency Revolving Lender’s ratable share (according to the proportion of (i) the amount of such other Multicurrency Revolving Lender’s required repayment to (ii) the total amount so recovered from the purchasing Multicurrency Revolving Lender) of any interest or other amount paid or payable by the purchasing Multicurrency Revolving Lender in respect of the total amount so recovered. The Borrower agrees that any Multicurrency Revolving

Lender so purchasing an interest or participating interest from another Multicurrency Revolving Lender pursuant to this Section 2.13(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Multicurrency Revolving Lender were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.

(c) Pro Rata Sharing Following Event of Default. Notwithstanding the foregoing provisions of this Section 2.13, following the occurrence and during the continuance of any Event of Default and the conversion of all Advances denominated in any Committed Foreign Currency into Dollars pursuant to Section 2.09(b)(iii), if any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party’s ratable share (according to the proportion of (i) the amount of such other Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.13(c) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.”

(t) Section 2.18(a) of the Credit Agreement is hereby amended by deleting the words “Revolving Credit Commitments” therein and substituting therefor the words “U.S. Dollar Revolving Credit Commitments”.

(u) Section 2.18(b) of the Credit Agreement is hereby amended and restated to read as follows:

“(b) The Administrative Agent shall promptly notify the Lenders of each request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective U.S. Dollar Revolving Credit Commitments (the “Commitment Date”). Each Lender that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its U.S. Dollar Revolving Credit Commitment (an “Increased Commitment Amount”). If the Lenders notify the Administrative Agent that they are willing to increase the amount of their respective U.S. Dollar Revolving Credit Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated to each Lender willing to participate therein in an amount equal to the Commitment Increase multiplied by the ratio of each Lender’s Increased Commitment Amount to the aggregate amount of all Increased Commitment Amounts.”

(v) Section 2.18(d) of the Credit Agreement is hereby amended by (i) deleting the word “Commitment” in the third line thereof and substituting therefor the words “U.S. Dollar Revolving Credit Commitment”, and (ii) deleting the word “Commitment” in clause (ii) thereof and substituting therefor the words “U.S. Dollar Revolving Credit Commitment”.

(w) Section 2.18(e) of the Credit Agreement is hereby amended and restated to read as follows:

“(e) On the Increase Date, to the extent the Advances then outstanding and owed to any U.S. Dollar Revolving Lender immediately prior to the effectiveness of the Commitment Increase shall be less than such Lender’s U.S. Dollar Revolving Credit Pro Rata Share (calculated immediately following the effectiveness of the Commitment Increase) of all Advances then outstanding that are owed to U.S. Dollar Revolving Lenders (each such Lender, including any Assuming Lender, a “Purchasing Lender”), then such Purchasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each U.S. Dollar Revolving Lender that is not a Purchasing Lender (a “Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding and owed to each U.S. Dollar Revolving Lender shall equal such Lender’s U.S. Dollar Revolving Credit Pro Rata Share (calculated immediately following the effectiveness of the Commitment Increase on the Increase Date) of all Advances then outstanding and owed to all U.S. Dollar Revolving Lenders. The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Increase Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Increase Date. The Administrative Agent shall distribute on the Increase Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office. If in connection with the transactions described in this Section 2.18 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c), then the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred.”

(x) Section 2.18 of the Credit Agreement is hereby further amended by deleting subsection (f) thereof in its entirety.

(y) The two provisos in the paragraph immediately following Section 5.01(j)(iii)(A) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“provided, however, that, notwithstanding the foregoing:

(i) the failure to comply with one or more of the Unencumbered Asset Conditions or clause (4) above shall not preclude the addition of any Proposed Unencumbered Asset as an Unencumbered Asset so long as the Required Lenders shall have expressly consented to the addition of such Asset as an Unencumbered Asset notwithstanding such failure,

(ii) the survey in respect of the Philadelphia Property delivered to the Administrative Agent prior to the Amendment No. 1 Effective Date shall be deemed to be satisfactory for purposes of determining compliance with the provisions of clause (4) above with respect to the date of such survey,

(iii) (x) for the 45 day period following the Amendment No. 3 Effective Date, the survey in respect of the Maxtor Property delivered to the Administrative Agent prior to the Amendment No. 3 Effective Date shall be deemed to be satisfactory for purposes of determining compliance with the provisions of clause (4) above with respect to the date of such survey, and (y) after the last day of such 45 day period, unless the Required Lenders shall otherwise agree in writing, the Maxtor Property shall be excluded as a Borrowing Base Asset so long as the Borrower shall have failed to deliver to the Administrative Agent a revised survey of the Maxtor Property dated a then current date and otherwise compliant with the requirements of clause (4) above, and

(iv) (x) for the period from and including the Amendment No. 3 Effective Date to and including December 31, 2006, the Telco/Internet Gateway Property shall be deemed to satisfy the minimum occupancy requirement set forth in clause (d) of the definition of “Unencumbered Asset Conditions” so long as such Asset shall at all times be at least 40% occupied, and (y) after December 31, 2006, unless the Required Lenders shall otherwise agree in writing, the Telco/Internet Gateway Property shall be excluded as a Borrowing Base Asset so long as the Borrower shall have failed to deliver to the Administrative Agent a certificate of a Responsible Officer (with supporting information in detail reasonably satisfactory to the Administrative Agent) stating that the Telco/Internet Gateway Property complies with the minimum occupancy requirement set forth in clause (d) of the definition of “Unencumbered Asset Conditions”; and”

(z) Section 5.02(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) (y) in the case of any Loan Party or any Subsidiary of a Loan Party, Debt owed to any other Loan Party or any wholly-owned Subsidiary of any Loan Party (other than an Excluded Subsidiary), provided that, in each case, such Debt (1) shall be on terms acceptable to the Administrative Agent and (2) shall be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, which promissory notes shall (unless payable to the Borrower) by their terms be subordinated to the Obligations of the Loan Parties under the Loan Documents, and (z) in the case of any Excluded Subsidiary, Debt owed to any other Excluded Subsidiary;”

(aa) Section 5.02(b)(ii)(H) of the Credit Agreement is hereby amended by deleting therefrom the words “not secured by any Lien”.

(bb) Section 5.02(f)(i) of the Credit Agreement is hereby amended by adding thereto the words “(including, without limitation, Investments comprised of loans or equity contributions to Excluded Subsidiaries or loans or equity contributions by one Excluded Subsidiary to another Excluded Subsidiary)” immediately after the words “additional Investments in Subsidiaries”.

(cc) Section 5.02(f)(iv)(A) of the Credit Agreement is hereby amended by deleting the words “5.0% of Total Asset Value” that appear in the fifth line thereof and substituting therfor the words “10.0% of Total Asset Value”.

(dd) Section 5.02(f)(iv)(B) of the Credit Agreement is hereby amended by adding thereto the words “or its Subsidiaries” immediately after the words “of any Loan Party”.

(ee) Sections 5.03(f) and 5.03(j) of the Credit Agreement are each hereby amended by deleting the words “45 days” set forth therein and substituting therefor the words “90 days”.

(ff) Section 5.03(i) of of the Credit Agreement is hereby amended by deleting the words “30 days” set forth therein and substituting therefor the words “90 days”.

(gg) Section 6.01 of the Credit Agreement is hereby amended by amending and restating the two parentheticals in the last paragraph thereof to read in both instances as follows: “(other than Letter of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c) and Swing Line Advances by a Lender pursuant to Section 2.02(b))”.

(hh) Section 8.01 of the Credit Agreement is hereby amended by deleting in the first line thereof the words “, the Fronting Bank (if applicable)” immediately after the words “the Swing Line Bank (if applicable)”.

(ii) Section 9.01 of the Credit Agreement is hereby amended by deleting the words “the Fronting Bank” immediately after the words “the Swing Line Bank” each time such words appear in such Section.

(jj) Section 9.02(a) of the Credit Agreement is hereby amended by deleting the phrase “and if to the Administrative Agent, the Swing Line Bank or the Fronting Bank,” therein and substituting therefor the phrase “and if to the Administrative Agent or the Swing Line Bank,”.

(kk) Section 9.07(a) of the Credit Agreement is hereby amended by restating clause (i) of the proviso thereto to read as follows:

“(i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more of the Facilities (and any assignment of a Multicurrency Revolving Credit Commitment (or Multicurrency Revolving Credit Advance) must be made to an Eligible Assignee that is capable of lending in both Dollars and Committed Foreign Currencies),”

(ll) The signature page for CNAI is hereby amended by deleting the words “FRONTING BANK” immediately after the words “SWING LINE BANK” thereon.

(mm) Schedule I to the Credit Agreement is hereby amended and replaced in its entirety with Annex A attached hereto.

(nn) Exhibit B to the Credit Agreement is hereby amended and replaced in its entirety with Annex B attached hereto.

(oo) Exhibit F to the Credit Agreement is hereby amended and replaced in its entirety with Annex C attached hereto.

SECTION 2. New Lender Assumptions; Reallocation of Pro Rata Shares. (a) On the Amendment Effective Date, each New Lender shall be deemed (without executing an Assignment and Acceptance or Assumption Agreement) to have (i) become a party to the Credit Agreement (as amended hereby) and have the rights and obligations of a Lender thereunder, (ii) represented and warranted that it is legally authorized to enter into the Credit Agreement and this Amendment; (iii) confirmed that it has received a copy of the Credit Agreement and this Amendment, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement (as amended hereby); (iv) agreed that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended hereby); (v) represented and warranted that its name set forth on Annex A hereto is its legal name; (vi) confirmed that it is an Eligible Assignee; (vii) appointed and authorized the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (viii) agreed that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement (as amended hereby) are required to be performed by it as a Lender Party; and (ix) agreed that it will promptly deliver any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement (as amended hereby).

(b) On the Amendment Effective Date, (y) all outstanding Advances denominated in any Committed Foreign Currency, if any, shall be deemed to be Multicurrency Revolving Credit Advances made pursuant to Section 2.01(a)(ii) of the Credit Agreement, as amended hereby, and (z) all other outstanding Advances shall be deemed to be U.S. Dollar Revolving Credit Advances made pursuant to Section 2.01(a)(i) of the Credit Agreement, as amended hereby. On the Amendment Effective Date, to the extent the Advances then outstanding and owed to any Lender immediately prior to the effectiveness of this Amendment shall be less than such Lender’s Pro Rata Share (calculated immediately following the effectiveness of this Amendment) of all Advances then outstanding and owed to all Lenders (each such Lender, including any New

Lender, a “Purchasing Lender”), then such Purchasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender that is not a Purchasing Lender (a “Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding and owed to each Lender shall equal such Lender’s Pro Rata Share (calculated immediately following the effectiveness of this Amendment) of all Revolving Credit Advances then outstanding and owed to all Lenders; provided, however, that no Purchasing Lender that is a Lender solely with respect to the U.S. Dollar Revolving Credit Facility shall be deemed pursuant to this Section 2(b) to have purchased any Advances denominated in a Committed Foreign Currency. The assignments deemed made pursuant to this Section 2(b) shall not be subject to the $3,500 processing and recordation fee set forth in Section 9.07(a) of the Credit Agreement.

(c) The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Amendment Effective Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Amendment Effective Date. The Administrative Agent shall distribute on the Amendment Effective Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office. If in connection with the transactions described in this Section 2 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c) of the Credit Agreement, then the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment (including, without limitation, the representation and warranty set forth in Section 4.01(g) of the Credit Agreement, as amended by this Amendment), as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and each Lender or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors, and (iii) a Note payable to the order of each Lender requesting the same in a principal amount equal to such Lender’s respective Revolving Credit Commitment as of the Amendment Effective Date.

(b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d) All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

(e) Certified copies of (i) the resolutions of the Board of Directors, general partner or managing member, as applicable, of (A) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (B) each Guarantor approving the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

(f) A certificate of the Secretary or an Assistant Secretary of (i) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (ii) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 5. Reference to and Effect on the Credit Agreement, the Notes and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By	/s/ A. William Stein
	Name:	A. William Stein
	Title:	Chief Financial Officer
Chief Investment Officer

ADMINISTRATIVE AGENT, SWING LINE BANK, AN EXISTING LENDER AND A LENDER:

CITICORP NORTH AMERICA, INC.

By	/s/ David Bouton
Name: David Bouton
Title: Vice President

ISSUING BANK:

CITIBANK, N.A.

By	/s/ David Bouton
Name: David Bouton
Title: Vice President

OTHER LENDER PARTIES:

MERRILL LYNCH CAPITAL CORPORATION, as an Existing Lender and a Lender

By	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

BANK OF AMERICA, N.A., as an Existing Lender and a Lender

By	/s/ Allison M. Gauthier
Name: Allison M. Gauthier
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as an Existing Lender and a Lender

By	/s/ John J. Murphy
Name: John J. Murphy
Title: Senior Vice President

ROYAL BANK OF CANADA, as an Existing Lender and a Lender

By	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (F/K/A CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH), as an Existing Lender and a Lender

By	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By	/s/ Cassandra Droogan
Name: Cassandra Droogan
Title: Vice President

UBS LOAN FINANCE LLC, as an Existing Lender and a Lender

By	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Emigrant Bank, as a New Lender and a Lender

By	/s/ Patricia Goldstein
Name: Patricia Goldstein
Title: SVP & Chief Credit Officer

CONSENT

Dated as of May 3, 2006

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

[Guarantor signatures begin on next page.]

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By	/s/ A. William Stein
	Name:	A. William Stein
	Title:	Chief Financial Officer Chief Investment Officer

DIGITAL SERVICES, INC.

By	/s/ A. William Stein
	Name:	A. William Stein
	Title:	Chief Financial Officer
Chief Investment Officer

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

By	/s/ A. William Stein
	Name:	A. William Stein
	Title:	Chief Financial Officer Chief Investment Officer

GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

By	/s/ A. William Stein
	Name:	A. William Stein
	Title:	Chief Financial Officer Chief Investment Officer

GLOBAL LAFAYETTE STREET, LLC

By:	GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By	/s/ A. William Stein
		Name:	A. William Stein
		Title:	Chief Financial Officer
Chief Investment Officer

GIP FAIRMONT HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer

GIP FAIRMONT, LLC

By:	GIP FAIRMONT HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein
				Name:	A. William Stein
				Title:	Chief Financial Officer
Chief Investment Officer

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein
				Name:	A. William Stein
				Title:	Chief Financial Officer
Chief Investment Officer

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer

DIGITAL PRINTER SQUARE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer

GLOBAL KATO HG, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer

DIGITAL GREENSPOINT, L.P.

By:	DRT GREENSPOINT, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

By	/s/ A. William Stein
	Name:	A. William Stein
	Title:	Chief Financial Officer
Chief Investment Officer

DRT GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer

DIGITAL GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
			Name:	A. William Stein
			Title:	Chief Financial Officer
Chief Investment Officer